CONFORMED COPY

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

New York                                              16-1057879
(Jurisdiction of incorporation                        (I.R.S. Employer
or organization if not a U.S.                         Identification No.)
national bank)
                                                      10005-1180
140 Broadway, New York, NY                            (Zip Code)
(212) 658-1000
(Address of principal executive offices)


                              Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)


                               TEKNI-PLEX, INC.*
              (Exact name of obligor as specified in its charter)

Delaware                                              22-3286312
(State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)

201 Industrial Parkway                                08876
Somerville, New Jersey                                (Zip Code)
(908) 722-4800
(Address of principal executive offices)



              123/4% Series B Senior Subordinated Notes due 2010
       Guarantees of 123/4% Series B Senior Subordinated Notes due 2010

                        (Title of Indenture Securities)

                       *TABLE OF ADDITIONAL REGISTRANTS

                                          State or Other
                                          Jurisdiction of     I.R.S. Employer
                                          Incorporation or    Identification
Name, Address and Telephone Number        Organization        Number
----------------------------------        ----------------    ---------------
PureTec Corporation (1)                   Delaware            22-3376449
Plastic Specialties and
  Technologies, Inc. (1)                  Delaware            22-2743384
Plastic Specialties and
  Technologies Investments, Inc. (1)      Delaware            22-2663552
Burlington Resins, Inc. (1)               Delaware            22-3334106
Pure Tech APR, Inc. (1)                   New York            11-3065942
Multi Container Recycler, Inc. (1)        Michigan            38-2959009
Coast Recycling North, Inc. (1)           California          68-0200870
Distributors Recycling, Inc.              New Jersey          22-2466975
REI Distributors, Inc. (1)                New Jersey          22-2418824
Pure Tech Recycling of California(l)      California          77-0356589
Alumet Smelting Corp (1)                  New Jersey          22-2054447
Tri-Seal Holdings, Inc.                   Delaware            52-2141575
Natvar Holdings, Inc.                     Delaware            22-3703725


(1) The address of these additional registrants is: 201 Industrial Parkway, Somerville, New Jersey 08876. The telephone number of each is
    (908) 722-4800.

                                    General

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervisory authority to which it is subject.

     State of New York Banking Department.

     Federal Deposit Insurance Corporation, Washington D.C.

     Board of Governors of the Federal Reserve System, Washington, D.C.

(b)  Whether it is authorized to exercise corporate trust powerS

     Yes.

Item 2. Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

Item 16. List of Exhibits

Exhibit

T1A(i)      (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)     (1)    Certificate of the State of New York Banking Department
                   dated December 31, 1993 as to the authority of HSBC Bank
                   USA to commence business as amended effective on March 29, 1999.

T1A(iii)           Not applicable.


T1A(iv)     (1)    Copy of the existing By-Laws of HSBC Bank USA as adopted
                   on January 20, 1994 as amended on October 23, 1997.


T1A(v)             Not applicable

T1A(vi)     (2)    Consent of HSBC Bank USA required by Section 321(b) of
                   the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (March 31, 2000), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)          Not applicable.

T1A(ix)            Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of July, 2000.


                                             HSBC BANK USA

                                             By: /s/ Frank J. Godino
                                                 -------------------------------
                                                 Frank J. Godino
                                                 Vice President

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
                                                                                       Exhibit TIA (vii)

                                                       Board of Governors of the Federal Reserve System
                                                       OMB Number: 7100-0036
                                                       Federal Deposit Insurance Corporation
                                                       OMB Number: 3064-0052
                                                       Office of the Comptroller of the Currency
                                                       OMB Number: 1557-0081

Federal Financial Institutions Examination Council     Expires March 31, 2000
--------------------------------------------------------------------------------------------------------

                                                       Please refer to page i,
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031
                                                       (19980930)
Report at the close of business March 31, 2000         ----------
                                                       (RCRI 9999)

This report is required by law; 12 U.S.C. ss.324       This report form is to be filed by banks with
(State member banks); 12 U.S.C. ss.1817 (State         branches and consolidated subsidiaries in U.S.
nonmember banks); and 12 U.S.C. ss.161 (National       territories and possessions, Edge or Agreement
banks).                                                subsidiaries, foreign branches, consolidated
                                                       foreign subsidiaries, or International Banking
                                                       Facilities.

NOTE: The Reports of Condition and Income must be      The Reports of Condition and Income are to be
signed by an authorized officer and the Report of      prepared in accordance with Federal regulatory
Condition must be attested to by not less than two     authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National          We, the undersigned directors (trustees), attest
Banks.                                                 to the correctness of this Report of Condition
                                                       (including the supporting schedules) and declare
I, Gerald A. Ronning, Executive VP & Controller        that it has been examined by us and to the best of
-----------------------------------------------------  our knowledge and belief has been prepared in
Name and Title of Officer Authorized to Sign Report    conformance with the instructions issued by the
                                                       appropriate Federal regulatory authority and is
of the named bank do hereby declare that these         true and correct.
Reports of Condition and Income (including the
supporting schedules) have been prepared in
conformance with the instructions issued by the
appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.          /s/ Malcolm Burnett
                                                       -----------------------------------------------------
/s/ Gerald A. Ronning                                  Director (Trustee)
-----------------------------------------------------
Signature of Officer Authorized to Sign Report         /s/ Bernard J. Kennedy
                                                       -----------------------------------------------------
                      10/25/99                         Director (Trustee)
-----------------------------------------------------
Date of Signature                                      /s/ Sal H. Alfieri
                                                       -----------------------------------------------------
                                                       Director (Trustee)

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Submission of Reports

Each Bank must prepare its Reports of Condition        For electronic filing assistance, contact EDS Call
     and Income either:                                report Services, 2150 N. Prospect Ave., Milwaukee,
                                                       WI 53202, telephone (800) 255-1571.
(a)  in electronic form and then file the
     computer data file directly with the              To fulfill the signature and attestation
     banking agencies' collection agent,               requirement for the Reports of Condition and
     Electronic Data System Corporation                Income for this report date, attach this signature
     (EDS), by modem or computer diskette; or          page to the hard-copy f the completed report that
                                                       the bank places in its files.
(b)  in hard-copy (paper) form and arrange
     for another party to convert the paper
     report to automated for. That party (if
     other than EDS) must transmit the bank's
     computer data file to EDS.

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FDIC Certificate Number                 |0|0|5|8|9|
                                        (RCRI 9030)







http://WWW.BANK1NG.US.HSBC.COM                         HSBC Bank USA
------------------------------------------------------------------------------------------------------------
     Primary Internet Web Address of Bank              Legal Title of Bank (TEXT 9010)
     (Home Page), if any (TEXT 4087)
     (Example: www.examplebank.com)                    Buffalo
                                                       -----------------------------------------------------
                                                       City (TEXT 9130)

                                                       N.Y.                                    14203
                                                       -----------------------------------------------------
                                                       state Abbrev. (TEXT 9200)         ZIP Code (TEXT 9220)


     Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of
                                     the Comptroller of the Currency

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the

HSBC Bank USA                                     of Buffalo
-----------------------------------------------------------
Name of Bank                                         city

in the state of New York, at the close of business March 31, 2000

ASSETS                                                      Thousands of dollars

Cash and balances due from depository institutions:
  Non-interest-bearing balances currency and coin                   1,782,196
  Interest-bearing balances                                         4,782,003
  Held-to-maturity securities                                       4,499,282.00
  Available-for-sale securities                                    17,839,632
  Federal funds sold and securities purchased under
    agreements to resell                                            4,197,256
Loans and lease financing receivables:                            -----------
  Loans and leases net of unearned income            $36,999,408
  LESS: Allowance for loan and lease losses              617,243
  LESS: Allocated transfer risk reserve                       --
  Loans and lease, net of unearned income,           ------------
    allowance, and reserve                                        $36,382,165
  Trading assets                                                    4,050,531
  Premises and fixed assets (including
    capitalized leases)                                               735,144
Other real estate owned                                                13,256
Investments in unconsolidated subsidiaries and                      2,516,144
  associated companies
Customers' liability to this bank on acceptances                      230,270
  outstanding
Intangible assets                                                   2,970,294
Other assets                                                        2,272,287
Total assets                                                       82,270,460
                                                                  ==========

LIABILITIES
Deposits:
  In domestic offices                                              35,321,604
  Non-interest-bearing                                 6,101,526   ----------
  Interest-bearing                                    29,220,079
In foreign offices, Edge and Agreement subsidiaries,
  and IBF's                                                        20,030,877
  Non-Interest-bearing                                     267,746 ----------
  Interest-bearing                                      19,763,131
                                                      ------------
Federal funds purchased and securities sold
  under agreements to repurchase                                    2,675,130
Demand notes issued to the U.S. Treasury                            3,919,598
Trading Liabilities                                                 2,697,191
Other borrowed money (including mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less                     3,012,797
  With a remaining maturity of more than one year
    through three years                                               684,007
  With a remaining maturity of more than three years                  528,409
Bank's liability on acceptances executed and outstanding              230,270
Subordinated notes and debentures                                   1,648,341
Other liabilities                                                   1,936,043
Total liabilities                                                  72,684,267

EQUITY CAPITAL
Perpetual preferred stock and related surplus                              --
Common Stock                                                          205,000
Surplus                                                             9,104,327
Undivided profits and capital reserves                                315,046
Net unrealized holding gains (losses) on
  available-for-sale securities                                       (38,457)
Accumulated net gain (losses) on cash flow hedges                          --
Cumulative foreign currency translation
  adjustments                                                             277
Total equity capital                                                9,585,193
Total liabilities and equity capital                               82,270,460
                                                                   ===========